Pacer Trendpilot Fund of Funds ETF
Schedule of Investments
July 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 100.0%	Shares	Value
Pacer Trendpilot 100 ETF (a)	157,854	$11,516,049
Pacer Trendpilot International ETF (a)	388,888	11,035,903
Pacer Trendpilot US Bond ETF (a)(b)	562,185	11,072,458
Pacer Trendpilot US Large Cap ETF (a)	221,444	11,484,086
Pacer Trendpilot US Mid Cap ETF (a)	316,254	10,901,275
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $53,856,072)		56,009,771

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.0%(c)	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58%(d)	10,125	10,125
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,125)		10,125

TOTAL INVESTMENTS - 100.0% (Cost $53,866,197)		56,019,896
Other Assets in Excess of Liabilities - (0.0)% (c)		19,523
TOTAL NET ASSETS - 100.0%		$56,039,419
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $9,848.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

	Share Activity				Period Ended July 31, 2025
Security Name	Balance as of May 1, 2025	Purchases	Sales	Balance July 31, 2025	Value	Dividend Income	Gain/(Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Trendpilot 100 ETF	161,335	14,472	(17,953)	157,854	$ 11,516,049	$ -	$ 383,788	$ 497,764
Pacer Trendpilot International ETF	386,164	46,194	(43,470)	388,888	11,035,903	-	184,407	189,956
Pacer Trendpilot US Bond ETF	582,464	49,391	(69,670)	562,185	11,072,458	148,042	(39,997)	(127,997)
Pacer Trendpilot US Large Cap ETF	224,376	22,090	(25,022)	221,444	11,484,086	-	448,729	246,475
Pacer Trendpilot US Mid Cap ETF	335,781	27,689	(47,216)	316,254	10,901,275	-	119,318	(174,348)

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer Trendpilot Fund of Funds ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Exchange Traded Funds	$56,009,771	$–	$–	$56,009,771
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	10,125
Total Investments	$56,009,771	$–	$–	$56,019,896

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $10,125 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.